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                                                                   EXHIBIT 10.3

                             TELECHIPS CORPORATION

                        1996 DIRECTORS STOCK OPTION PLAN


                 1. Purposes of the Plan. The purposes of this Directors Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board. All options granted hereunder shall be Nonstatutory Stock Options.

                 2. Definitions. As used herein, and in any Option granted hereunder, the following definitions shall apply:

                          (a)     "Board" shall mean the Board of Directors of
the Company.

                          (b)     "Code" shall mean the Internal Revenue Code
of 1986, as amended.

                          (c)     "Common Stock" shall mean the Common Stock of
the Company.

                          (d)     "Company" shall mean Telechips Corporation,
a Nevada corporation.

                          (e)     "Continuous Status as a Director" means the
absence of any interruption or termination of service as a Director.

                          (f)     "Director" means a member of the Board.

                          (g)     "Disinterested Person" shall mean a person
classified as a "disinterested person" under Rule 16b-3, promulgated under the Exchange Act (as defined below). Notwithstanding the foregoing, a Director shall not fail to be a Disinterested Person merely because he or she participates in a plan meeting the requirements of Rule 16b-3(c)(2)(i)(A) or
(B).

                          (h)     "Exchange Act" shall mean the Securities
Exchange Act of 1934, as amended.

                          (i)     "Nonstatutory Stock Option" shall mean an
Option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.
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                          (j)     "Option" shall mean a stock option granted
pursuant to the Plan.

                          (k)     "Option Agreement" shall mean a written
agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Board pursuant to the Plan.

                          (l)     "Optioned Shares" shall mean the Common Stock
subject to an Option.

                          (m)     "Optionee"  shall mean an Outside Director
who receives an Option.

                          (n)     "Outside Director" means any non-employee
Director.

                          (o)     "Parent" shall mean a "parent corporation,"
whether now or hereafter existing, as defined by Section 424(e) of the Code.

                          (p)     "Plan" shall mean this 1996 Directors Stock
Option Plan.

                          (q)     "Securities Act" shall mean the Securities
Act of 1933, as amended.

                          (r)     "Share" shall mean a share of the Common
Stock subject to an Option, as adjusted in accordance with Section 11 of the Plan.

                          (s)     "Subsidiary"  shall mean a "subsidiary
corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                 3. Shares Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is two hundred thousand (200,000) Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall, unless the Plan shall have been terminated, be returned to the Pool and become available for other Option grants under the Plan.

                 4.       Administration of the Plan.

                          (a)     Administration.  The Plan shall be
administered by the Board. The Board shall take all action necessary to administer the Plan in accordance with the then effective provisions of Rule 16b-3 promulgated under the Exchange Act, provided that any amendment to the Plan required for compliance with such provisions shall be made consistent





                                       2.
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with the provisions of Section 12 hereof, and said regulations.  No discretion concerning decisions regarding the Plan shall be afforded to any person who is not a Disinterested Person.

                          (b)     Option Grants.  All grants of Options
hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                                  (i)      No Options shall be granted under
the Plan until stockholder approval of the Plan has been obtained in accordance with Section 17 hereof.

                                  (ii)     No person shall have any discretion
to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                                  (iii)    As of the effective date of this
Plan, each Outside Director shall automatically be granted an Option to purchase thirty thousand (30,000) Shares. However, notwithstanding the foregoing, each outside Director listed on Schedule 1 shall receive the amount set forth opposite such Outside Directors name. Each Outside Director (other than those Outside Directors who have been granted an Option hereunder pursuant to the preceding sentences) shall automatically be granted an Option to purchase thirty thousand (30,000) Shares on the date (on or after the effective date of this Plan) on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy ("Election"); provided, however, that no Option shall become exercisable until stockholder approval of the Plan has been obtained in accordance with Section 17 hereof. Each option granted pursuant to this
Section 4(b)(iii) shall be referred to as an "Initial Grant Option."

                                  (iv)     Each Outside Director shall
automatically be granted an Option to purchase five thousand (5,000) Shares on the annual anniversary of the Outside Director's Election (the "Annual Grant Options").

                                  (v)      The terms of each Initial Grant
Option granted hereunder shall be those set forth in the Initial Grant Directors Option Agreement attached hereto as set forth in Exhibit A to the Plan and incorporated herein by this reference.

                                  (vi)     The terms of each Annual Grant
Option granted hereunder shall be as follows:

                                        (A)     The grant date of each Annual
Grant Option shall be the date on which it is automatically granted pursuant to this Section 4(b).

                                        (B)     The term of the Annual Grant
Option shall be five (5) years.





                                       3.
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                                        (C)     The Annual Grant Option shall
become exercisable upon grant.

                                        (D)     The Annual Grant Option shall
be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                                        (E)     The exercise price per Share
shall be 100% of the fair market value of a Share on the date of grant of the Option, as determined pursuant to Section 8(a) hereof.

                                  (vii)    In the event that any Option granted
under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors entitled to an Option grant on the automatic grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                          (c)     Powers of the Board.  Subject to the
provisions of the Plan, the Board shall have the authority to: (i) determine, upon review of relevant information and in accordance with Section 8(a) hereof, the fair market value of the Common Stock; (ii) interpret the Plan; (iii) prescribe, amend and rescind rules and regulations relating to the Plan; (iv) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                          (d)     Effect of Board's Decision.  All decisions,
determinations and interpretations of the Board shall be final and binding on all potential or actual Optionees and any other holder of an Option granted under the Plan or the Optioned Shares acquired upon the exercise thereof.

                 5.       Eligibility.

                          (a)     Persons Eligible for Options.  Options under
the Plan may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof.

                          (b)     No Right to Serve as a Director.  Neither the
establishment nor the operation of the Plan shall confer upon any Optionee or any other person any right with respect to continuation of service as a Director or nomination to serve as a Director, with the





                                       4.
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Company or any Subsidiary, nor shall the Plan interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

                 6. Term of Plan. The Plan shall become effective upon its approval by the Board of Directors or its approval by the stockholders of the Company (in accordance with the provisions of Section 17 hereof), whichever is earlier. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 hereof.

                 7. Term of Option. The term of each Option granted under the Plan shall be five (5) years from the date of grant. The term of the Option shall be set forth in the Option Agreement.

                 8.       Option Price and Consideration.

                          (a)     Option Price.  The option price for the
Shares to be issued pursuant to any Option shall in no event be less than the fair market value of such Shares on the date the Option is granted. Fair market value of the Common Stock shall be determined in good faith by the Board, using such criteria as it deems relevant; provided, however, that if there is a public market for the Common Stock, the fair market value per Share shall be the last reported asked price of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is listed on a national securities exchange (within the meaning of Section 6 of the Exchange
Act) or on the NASDAQ National Market System (or any successor national market system), the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in The Wall Street Journal.

                          (b)     Form of Consideration.  The consideration to
be paid for the Shares to be issued upon exercise of an Option shall be payment in cash or by check unless payment in some other manner, including by promissory note, other shares of the Company's Common Stock, authorization from the Optionee to retain from the total number of Shares as to which the Option is exercised that number of Shares having a fair market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, any combination of the foregoing methods of payment, or such other consideration and method of payment for the issuance of Shares as may be permitted under Nevada Law, is authorized by the Board at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.





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                 9.       Exercise of Option.

                          (a)  Procedure for Exercise; Rights as a Stockholder.
Any Option granted hereunder shall be exercisable at such times as are set forth in the option agreement consistent with Section 4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 17 hereof has been obtained.

                          An Option may not be exercised for fractional shares
or for less than ten (10) Shares.

                          An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Upon exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased.

                          Until the issuance of such stock certificates (as
evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 11 of the Plan. The exercise of an Option shall be subject to compliance with all applicable requirements of Rule 16b-3 promulgated under the Exchange Act or any successor statute thereto; the Option Agreement shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                          (b)     Termination of Status as a Director.  If an
Optionee ceases to serve as a Director for any reason, including death or disability, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5)-year term has expired. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or if he or she does not exercise such Option (which he was entitled to exercise) within the same time specified herein, the Option shall terminate.

                          (c)     Exercise of Option With Stock.  The Board may
permit an Optionee to exercise an Option by delivering shares of the Company's Common Stock. If the Optionee is so permitted, the Option Agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by:





                                       6.
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(i) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a fair market value equal to the aggregate option price for the Optioned Shares issuable on exercise of the Option; and/or (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the aggregate option price for the Optioned Shares issuable on exercise of the Option. Shares of the Company's Common Stock so delivered or withheld shall be valued at their fair market value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Board, in accordance with the provisions of Section 8(a) of the Plan. Any balance of the exercise price shall be paid in cash. Any shares delivered or withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

                          (d)     Tax Withholding.  When an Optionee is
required to pay to the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option granted under the Plan, the Optionee may elect prior to the date the amount of such withholding tax is determined (the "Tax Date") to make such payment, or such increased payment as the Optionee elects to make up to the maximum federal, state and local marginal tax rates, including any related FICA obligation, applicable to the Optionee and the particular transaction, by: (i) delivering cash; (ii) delivering part or all of the payment in previously owned shares of Common Stock (whether or not acquired through the prior exercise of an Option); and/or
(iii) irrevocably directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the amount of tax required or elected to be withheld (a "Withholding Election"). If an Optionee's Tax Date is deferred beyond the date of exercise and the Optionee makes a Withholding Election, the Optionee will initially receive the full amount of Optioned Shares otherwise issuable upon exercise of the Option, but will be unconditionally obligated to surrender to the Company on the Tax Date the number of Shares necessary to satisfy his or her minimum withholding requirements, or such higher payment as he or she may have elected to make, with adjustments to be made in cash after the Tax Date.

                                  Any withholding of Optioned Shares with
respect to taxes arising in connection with the exercise of an Option must comply with the provisions of Rule 16b-3 under the Exchange Act. Shares withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

                 10. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and may be exercised, during the lifetime of the Optionee, only by the Optionee.





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                 11.      Adjustments Upon Changes in Capitalization.  Subject
to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the per share price thereof in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                          If the Company dissolves, sells substantially all of
its assets, is acquired in a stock for stock or security exchange or is party to a merger or reorganization in which it is not the surviving corporation (a "Change of Control"), then fifty percent (50%) of the unvested portion of each Option held at least six (6) months prior to the effective date of a Change of Control shall immediately vest and shall be exercisable by the holder thereof for a period of not less than thirty (30) days prior to the effective date of such Change of Control. All Options shall terminate in their entirety to the extent not exercised on or prior to the last day of such thirty (30)-day period.

                 12. Amendment and Termination of the Plan. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, except that, without approval of the holders of a majority of the outstanding capital stock (or their unanimous consent if such approval is obtained in writing), no such revision or amendment shall change the number of Shares subject to the Plan, change the designation of the class of employees eligible to receive Options or add any material benefit to Optionees under the Plan. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated. In addition, the Board shall amend the Plan from time to time, with stockholder approval to the extent necessary, as required to comply with the provisions of Rule 16b-3 under the Exchange Act as then in effect.

                 13. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company





                                       8.
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may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                 14. Reservation of Shares. During the term of this Plan the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                 15. Registration of Options and Optioned Shares. The Company shall use its best efforts to register the Options and Shares issuable under the Plan pursuant to a registration statement on SEC Form S-8, or any comparable or successor form or forms. The Company shall be entitled to determine the timing of such filing and to take such actions, meet such conditions and make such adjustments to the number of shares subject to the reoffer prospectus as it deems reasonably necessary for compliance with the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder.

                 16. Option Agreement. Options granted under the Plan shall be evidenced by Option Agreements.

                 17. Stockholder Approval. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding capital stock of the Company entitled to vote. Such stockholder approval shall be obtained in the degree and manner required under applicable law.





                                       9.
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                                   SCHEDULE 1


Director                                                    Shares
--------                                                    ------

Howard Phillips                                             15,000





                                      10.
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                                   EXHIBIT A

                    INITIAL GRANT DIRECTORS OPTION AGREEMENT





                                      11.